EXHIBIT 10.21



                          THIRD AMENDMENT TO LOAN AGREEMENT



        THIS THIRD AMENDMENT TO LOAN AGREEMENT dated January 27, 1995, by and between:

             ORANGE-CO, INC., a Florida corporation and ORANGE-CO OF FLORIDA, INC., a Florida corporation, 2020 Highway 17 South, Bartow, Florida 33830 (hereinafter collectively referred to as the "Borrowers");

                                         and

             SUN BANK, NATIONAL ASSOCIATION, a national banking association, 200 South Orange Avenue, Post Office Box 3833, Orlando, Florida 32897 (hereinafter referred to as the "Bank").


                                W I T N E S S E T H:


        WHEREAS, pursuant to the Loan Agreement, dated June 16, 1993, by and among the Bank and the Borrowers, the Bank agreed to extend to the Borrowers a working capital line of credit loan in the maximum principal amount of $20,000,000.00 (the "Working Capital Loan");

        WHEREAS, pursuant to the First Amendment to Loan Agreement, dated January 10, 1994, by and among the Bank and the Borrowers, the Bank agreed to extend to the Borrowers a revolving line of credit loan in the maximum principal amount of $5,000,000.00 (the "Revolving Loan"); and

        WHEREAS, pursuant to the Second Amendment to Loan Agreement, dated April 1, 1994, by and among the Bank and the Borrowers agreed to increase the maximum principal amount of (a) the Working Capital Loan from $20,000,000.00 to $30,000,000.00 and (b) the Revolving Loan from
   $5,000,000.00 to $6,000,000.00; and

        WHEREAS, the Borrowers have requested the Bank to (a) renew and extend the maturity date of the Working Capital Loan from January 31, 1996 until January 31, 1997 and (b) increase the maximum principal amount of the Working Capital Loan from $30,000,000.00 to $40,000,000.00 and the Bank has agreed to such renewal and increase; and

        WHEREAS, the Revolving Loan matures on January 31, 1995 and the Borrowers have requested the Bank to renew and extend the maturity of the Revolving Loan until January 31, 1996, and the Bank has agreed to such renewal.

        NOW, THEREFORE, for and in consideration of the above premises, and the mutual covenants and agreements contained herein, the Borrowers and the Bank do hereby agree as follows:

        1. Amendments to Loan Agreement. The Loan Agreement is hereby amended as follows:

             (a) The definition of "Revolving Period" is hereby deleted and, in lieu thereof, there is substituted the following:

                  "'Revolving Period' shall mean the period during the term of the Loans, which, in the case of the Revolving Loan, shall commence on the date hereof and end on the earlier of the occurrence of (i) an Event of Default or (ii) January 31, 1996, or such later date as the Bank may agree to in writing, and in the case of the Working Capital Loan, shall commence on the date hereof and end on the occurrence of (i) an Event of Default or
                  (ii) January 31, 1997, or such later date as the Bank may agree to in writing."

             (b) The definition of "Working Capital Loan" is hereby deleted and, in lieu thereof, there is substituted the following:

                  "'Working Capital Loan' shall mean the loan or loans up to but not exceeding the principal amount of $40,000,000.00 made to the Borrowers by the Bank pursuant to and in accordance with the terms of this Agreement."

             (c) Section 2.01 of the Loan Agreement is hereby deleted and, in lieu thereof, there is substituted the following:

                  "SECTION 2.01. The Loans. The Bank agrees from time to time during the applicable Revolving Period to lend to the Borrowers, upon the request of either Borrower, or pursuant to the Cash Management Agreement, on the terms and conditions set forth herein, with respect to the Revolving Loan, up to the maximum principal amount of $6,000,000.00 and, with respect to the Working Capital Loan, up to the lesser of (i) $40,000,000.00 or (ii) the amount of the Borrowing Base. During the Revolving Period, the Borrowers shall be entitled to receive the entire proceeds of the Loans in one or more Advances pursuant to Section 2.02 hereof, except as otherwise specifically set forth in this Agreement. Advances under the Revolving Loan and the Working Capital Loan shall be evidenced by the Revolving Note and the Working Capital Note, respectively, payable as provided in Section 2.08 hereof. After the expiration of the Revolving Period, the Borrowers shall not be entitled to receive any Subsequent Advance. The Loans may revolve during the Revolving Period; accordingly, during the Revolving Period, the Borrowers may borrow up to the maximum principal amount of said Loans, repay all or any portion of such principal amount of said Loans, and reborrow up to such maximum principal amount, subject to the terms and conditions set forth herein."

        2. Capitalized Terms. All capitalized terms contained herein shall have the meanings assigned to them in the applicable Loan Documents (as defined in the Loan Agreement) unless the context herein otherwise dictates or unless different meanings are specifically assigned to such terms herein.

        3. Representations and Warranties. Each of the Borrowers represents and warrants as follows:

             (a) The execution, delivery and performance of this Third Amendment to Loan Agreement and the other loan documents provided to the Bank in connection therewith has been duly authorized by all requisite action of the Borrowers; and

             (b) The Loan Documents are valid, legal binding obligations of the Borrowers enforceable in accordance with their terms. There are no defenses, counterclaims, rights of setoff or recoupment thereunder.

       4. Loan Fee. Upon execution of this Third Amendment to Loan Agreement, the Borrowers shall pay a loan fee of $12,500.00, which amount is equal to one-eighth percent (0.125) of the amount of the increase of the Working Capital Loan.

       5. Miscellaneous. The Borrowers hereby confirm the terms conditions, representations and warranties of the Loan Agreement. The Loan Agreement, as amended hereby, shall remain in full force and effect and this Third Amendment to Loan Agreement shall not be deemed to be a novation.

       6. Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Agreement by signing any such counterpart.

       IN WITNESS WHEREOF, the parties have executed the Third Amendment to Loan Agreement as of the day and year first above written.

                            BORROWERS:

                            ORANGE-CO, INC., a Florida corporation

                            By:  Dale A. Bruwelheide
                                 -----------------------------------
                                 Dale A. Bruwelheide, Vice President


   ATTEST

   John R. Alexander
   ____________________________
   John R. Alexander, Secretary

       (CORPORATE SEAL)













                            ORANGE-CO OF FLORIDA, INC., a Florida corporation





                            By:  Dale A. Bruwelheide
                                 -----------------------------------
                                 Dale A. Bruwelheide, Vice President

   ATTEST


   John R. Alexander
   ____________________________
   John R. Alexander, Secretary

        (CORPORATE SEAL)


                            BANK:

                            SUN BANK, NATIONAL ASSOCIATION





                            By: William A. Mang
                                -------------------------------
                                William A. Mang, Vice President